EXHIBIT 10.160

INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT (this “Agreement”) made as of the 17th day of December, 2007 by THE ENTITIES SET FORTH ON SCHEDULE I OF THIS AGREEMENT, each of which is a Delaware limited liability company, having an office at 2901 Butterfield Road, Oak Brook, Illinois 60523 (individually, “Borrower” and collectively, “Borrowers”), and INLAND AMERICAN REAL ESTATE TRUST, INC., a Maryland corporation, having an office at 2901 Butterfield Road, Oak Brook, Illinois 60523 (“Principal”; Borrower and Principal hereinafter collectively referred to as “Indemnitor”), in favor of BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, having an address at 383 Madison Avenue, New York, New York  10179 (“Bear Stearns”), and BANK OF AMERICA, N.A., a national banking association, having an address at Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255 (“Bank of America”; Bear Stearns and Bank of America hereinafter collectively referred to as “Lender”).

RECITALS:

A.            Pursuant to that certain Promissory Note A-1, dated of even date herewith, executed by Borrowers and payable to the order of Bear Stearns in the original principal amount of EIGHTY SIX MILLION TWO HUNDRED TWELVE THOUSAND FIVE HUNDRED and NO/100 DOLLARS ($86,212,500.00) (together with all renewals, modifications, increases and extensions thereof, “Note A-1”), that certain Promissory Note A-2, dated of even date herewith, executed by Borrowers, and payable to the order of Bear Stearns in the original principal amount of EIGHTY SIX MILLION TWO HUNDRED TWELVE THOUSAND FIVE HUNDRED and NO/100 DOLLARS ($86,212,500.00) (together with all renewals, modifications, increases and extensions thereof, “Note A-2”), that certain Promissory Note A-3, dated of even date herewith, executed by Borrowers, and payable to the order of Bank of America in the original principal amount of EIGHTY SIX MILLION TWO HUNDRED TWELVE THOUSAND FIVE HUNDRED and NO/100 DOLLARS ($86,212,500.00) (together with all renewals, modifications, increases and extensions thereof, “Note A-3”), and that certain Promissory Note A-4, dated of even date herewith, executed by Borrowers, and payable to the order of Bank of America in the original principal amount of EIGHTY SIX MILLION TWO HUNDRED TWELVE THOUSAND FIVE HUNDRED and NO/100 DOLLARS ($86,212,500.00) (together with all renewals, modifications, increases and extensions thereof, “Note A-4”; Note A-1, Note A-2, Note A-3, and Note A-4, collectively, the “Notes”), Borrowers have become indebted, and may from time to time be further indebted, to Lender with respect to a loan in the aggregate amount of THREE HUNDRED FORTY FOUR MILLION EIGHT HUNDRED FIFTY THOUSAND and NO/100 DOLLARS ($344,850,000.00) (the “Loan”), which Loan is secured by the liens and security interests of those certain twenty-seven mortgages or deeds of trust of even date herewith (the “Mortgages”), and is further evidenced by that certain Loan Agreement, of even date herewith between Borrowers and Lender (as the same may hereinafter be amended, modified, restated, renewed or replaced the “Loan Agreement”) and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan (together with the Notes, the Loan Agreement and Mortgages, the “Loan Documents”)  Capitalized terms not defined herein shall have the meaning attributed to such term in the Loan Agreement.

B.            Lender is unwilling to make the Loan unless Indemnitor agrees to provide the indemnification, representations and warranties and other matters described in this Agreement for the benefit of Lender.

C.            Principal is the indirect owner of all membership interests or partnership interests of each Borrower, as applicable, and thus will derive substantial benefit from the Loan. Indemnitor enters into this Agreement to induce Lender to make the Loan.

AGREEMENT

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby represents, warrants, covenants and agrees for the benefit of Lender as follows:

1.             Indemnification. Indemnitor covenants and agrees at its sole cost and expense, to protect, defend, indemnify, release and hold Lender harmless from and against any and all Losses (defined below) imposed upon or incurred by or asserted against Lender and directly or indirectly arising out of or in any way relating to any one or more of the following:  (i) fraud or intentional misrepresentation by any Borrower or any guarantor in connection with the Loan; (ii) the gross negligence or willful misconduct of any Borrower; (iii) the breach of any representation, warranty, covenant or indemnification provision in the Environmental Indemnity or the Mortgage concerning environmental laws, hazardous substances and asbestos and any indemnification of Lender with respect thereto in either document; (iv) the removal or disposal of any portion of the Property after an Event of Default; (v) the misapplication or conversion by any Borrower of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Property which are not applied by any Borrower in accordance with the Loan Agreement, (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Property which are not applied by any Borrower in accordance with the Loan Agreement, or (C) any Rents following an Event of Default; (vi) the failure of any Borrower to obtain Lender’s prior written consent to any subordinate financing or other voluntary lien encumbering the Property; (vii) the failure of any Borrower to obtain Lender’s prior written consent to any assignment, transfer, or conveyance of the Property or any portion thereof as required by the Loan Agreement; (viii) failure to pay charges for labor or materials or other charges that can create liens on any portion of the Property; (ix) any security deposits, advance deposits or any other deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof; (x) the surrender, termination, amendment or modification of a Management Agreement, without Lender’s prior written consent; (xi) the surrender, termination, amendment or modification of a Franchise Agreement, without Lender’s prior written consent; (xii) the failure of Borrower to satisfy any requirements set forth on Exhibit A to that certain Post-Closing Agreement dated as of the date hereof between Borrower and Lender; and (xiv) the failure of Borrower to pay the entire mortgage recording tax imposed by the New York State Tax Commission in connection with the Loan. As used herein, the term “Losses” includes any and all claims, suits, liabilities, actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys’ fees and other costs of defense). Notwithstanding anything to the contrary in any of the Loan Documents, (i) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgage or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (ii) Borrowers (but not Principal) shall be liable for the full amount of the Debt and all obligations of Borrowers to Lender under the Loan Documents in the event that (A) the first full monthly payment of interest on any Note is not paid within five (5) days of notice that such payment is late; or (B) any Borrower fails to permit on-site inspections of the Property subject to the rights of Tenants (other than an Operating Lessee) under Leases, the rights of Manager under the applicable Management Agreement and any applicable cure period set forth in the Loan Documents, fails to provide financial information as required under the Loan Documents subject to any applicable cure period (except for financial information required to be delivered by the Manager, pursuant to the applicable Management Agreement, that has not been delivered to Borrower, provided Borrower has requested such financial information from the Manager), or fails to comply with Section 4.1.31 of the Loan Agreement.

2.             Guaranty. Indemnitor absolutely and unconditionally guarantees to Lender the prompt and full payment of the Debt (as defined in the Loan Agreement) in the event of the following:  (A) any Borrower filing a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, (B) the filing by an affiliate of any Borrower of an involuntary petition against any Borrower under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or any Borrower or any affiliate of any Borrower soliciting or causing to be solicited petitioning creditors for any involuntary petition against Borrower from any person (which soliciting results in the filing of such involuntary petition against Borrower), (C) any Borrower colluding to arrange and thereafter filing an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it by any other person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, (D) any Borrower consenting to or acquiescing in or joining in an application for the appointment of a custodian, receiver, (other than a receiver requested by Lender in connection with enforcement of its rights under the Loan Documents) trustee, or examiner for any Borrower or any portion of the Property, or (E) any Borrower making an assignment for the benefit of creditors, or admitting, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due. This is a guaranty of payment and not of collection. The obligations of Indemnitor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Notes, the Mortgages or the other Loan Documents. This Agreement shall remain in full force and effect as to any modification, extension or renewal of the any Note, the Mortgages or any of the other Loan Documents, and notwithstanding any release or forbearance granted by Lender with respect thereto, all of which may be made, done or suffered without notice to or further consent of Indemnitor.

3.             Unimpaired Liability. The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Notes, the Loan Agreement, the Mortgages or any of the other Loan Documents. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Notes, the Loan Agreement, the Mortgages or any of the other Loan Documents, (ii) any sale or transfer of all or part of the Property, (iii) any exculpatory provision in the Notes, the Loan Agreement, the Mortgages, or any of the other Loan Documents limiting Lender’s recourse to the Property or to any other security for the Notes, or limiting Lender’s rights to a deficiency judgment against Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor under the Notes, the Loan Agreement, the Mortgages or any of the other Loan Documents or herein, (v) the release of Indemnitor or any other person from performance or observance of any of the agreements, covenants, terms or condition contained in the Loan Agreement, the Mortgages, the Notes or the other Loan Documents by operation of law, Lender’s voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Notes, or (vii) Lender’s failure to record the Loan Agreement, the Mortgages or file any UCC financing statements (or Lender’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Notes; and, in any such case, whether with or without notice to Indemnitors and with or without consideration.

4.             Enforcement. Lender may enforce the obligations of Indemnitor without first resorting to or exhausting any security or collateral or without first having recourse to any Note, the Loan Agreement, the Mortgages, or any other Loan Documents or any of the Property, through foreclosure proceedings or otherwise; provided, however, that nothing herein shall inhibit or prevent Lender from suing on any Note, foreclosing, or exercising any power of sale under the Loan Agreement, the Mortgages, or exercising any other rights and remedies thereunder or under the Loan Agreement. This Agreement is not collateral or security for the debt of Indemnitor pursuant to the Loan, unless Lender expressly elects in writing to make this Agreement additional collateral or security for the debt of Indemnitor pursuant to the Loan, which Lender is entitled to do in its sole and absolute discretion. It is not necessary for an Event of Default to have occurred for Lender to exercise its rights pursuant to this Agreement. Notwithstanding any provision of the Notes, the Loan Agreement, the Mortgages, or any of the other Loan Documents, the obligations pursuant to this Agreement are exceptions to any non-recourse or exculpation provision contained therein. Indemnitor is fully and personally liable for such obligations, and its liability is not limited to the original or amortized principal balance of the Loan or the value of the Property.

5.             Survival. The obligations and liabilities of Indemnitor under this Indemnity shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Mortgages.

6.             Intentionally Deleted.

7.             Interest. Any amounts payable to any Lender under this Agreement shall become immediately due and payable on demand and, if not paid within thirty (30) days of such demand therefor, shall bear interest at a per annum rate equal to the lesser of (a) 5% plus the Interest Rate or (b) the maximum interest rate which Indemnitor may by law pay or Lender may charge and collect, from the date payment was due.

8.             Waivers.

(a)           Indemnitor hereby waives (i) any right or claim of right to cause a marshalling of any Indemnitor’s assets or to cause Lender to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor; (ii) and relinquishes all rights and remedies accorded by applicable law to Indemnitor, except any rights of subrogation which Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Lender; (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Lender; (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full.

(b)           INDEMNITOR AND INDEMNITEE HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THE COMMITMENT FOR THE LOAN, THE LOAN AGREEMENT, THE MORTGAGES, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF ANY LENDER IN CONNECTION THEREWITH.

9.             Indemnitor’s Representations and Warranties. Indemnitor represents and warrants that:

(a)           if Indemnitor is a corporation, partnership or limited liability company, it has the full corporate/partnership/limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized; and all requisite corporate/partnership/limited liability company action has been taken by Indemnitor to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;

(b)           if Indemnitor is an individual, he/she is acting in an individual capacity and has full power and authority to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;

(c)           if Indemnitor is a corporation, partnership or limited liability company, its execution of, and compliance with, this Agreement is in the ordinary course of business of that Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership or trust agreement, articles of organization, operating agreement or other governing instrument of that Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of  any obligation under any agreement, indenture or loan or credit agreement or other instrument to which the Indemnitor or the Property are subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Indemnitor or the Property are subject;

(d)           if Indemnitor is an individual, his/her execution of, and compliance with, this Agreement will not result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under any agreement, indenture or loan or credit agreement or other instrument to which Indemnitor or the Property are subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Indemnitor or the Property are subject;

(e)           to the Indemnitor’s knowledge, there is no action, suit, proceeding or investigation pending or threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitor, or in any material impairment of the right or ability of Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Indemnitor contemplated herein, or which would be likely to impair materially the ability of Indemnitor to perform under the terms of this Agreement;

(f)            it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(g)           no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement;

(h)           this Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof; and

(i)            Indemnitor has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it; Indemnitor does not know of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

10.           No Waiver. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

11.           Transfer of Loan.

(a)           Lender may, at any time, sell, transfer or assign the Notes, the Mortgages, this Agreement and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the “Securities”). Lender may forward to each purchaser, transferee, assignee, servicer, participant or investor in such Securities or any credit rating agency rating such Securities (the foregoing entities hereinafter collectively referred to as the “Investor”) and each prospective Investor, all documents and information (including financial information) but not limited to, which Lender now has or may hereafter acquire relating to Indemnitor and the Property, whether furnished by Indemnitor, any guarantor, or otherwise, as Lender determines necessary or desirable.

(b)           Upon any transfer or proposed transfer contemplated above and by the Mortgages, at Lender’s request, Indemnitor shall provide an estoppel certificate to the Investor or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may require.

12.           Notices. All notices or other written communications hereunder shall be given in accordance with Section 10.6 of the Loan Agreement, provided that notices to Principal shall be addressed as follows: 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention:  General Counsel.

13.           Submission to Jurisdiction. With respect to any claim or action arising hereunder, Indemnitor (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of Illinois and the United States District Courts for the District of Northern Illinois, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court, and (c) irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

14.           No Third-party Beneficiary. The terms of this Agreement are for the sole and exclusive protection and use of Lender. No party shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of any such third party.

15.           Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

16.           No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Indemnitor or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

17.           Headings, etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

18.           Number and Gender/Successors and Assigns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term “Indemnitor” shall be deemed to refer to each and every person or entity comprising an Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of Indemnitor, all of whom shall be bound by the provisions of this Agreement, provided that no obligation of any Indemnitor may be assigned except with the written consent of Lender. Each reference herein to Lender shall be deemed to include its successors and assigns. This Agreement shall inure to the benefit of Lender and its respective successors and assigns forever.

19.           Joint and Several Liability. If Indemnitor consists of more than one person or entity, the obligations and liabilities of each such person hereunder are joint and several.

20.           Release of Liability. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.

21.           Rights Cumulative. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Lender has under the Notes, the Mortgages, or the other Loan Documents or would otherwise have at law or in equity.

22.           Inapplicable Provisions. If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

23.           Governing Law. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

24.           Miscellaneous. Wherever pursuant to this Agreement (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

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IN WITNESS WHEREOF, this Agreement has been executed by Indemnitor and is effective as of the day and year first above written.

BORROWER:

IA ORCHARD HOTELS TUCSON SOUTH WILLIAMS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS TUCSON SOUTH WILLIAMS TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

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IA ORCHARD HOTELS TUCSON EAST WILLIAMS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS TUCSON EAST WILLIAMS TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS LOS ALAMITOS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS LOS ALAMITOS TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS COLORADO SPRINGS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS COLORADO SPRINGS TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

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IA ORCHARD HOTELS DANBURY, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS DANBURY TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

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IA ORCHARD HOTELS TAMPA, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS TAMPA TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS BATON ROUGE, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS BATON ROUGE TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

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IA ORCHARD HOTELS CRANBURY, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS CRANBURY TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

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IA ORCHARD HOTELS LEBANON, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS LEBANON TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

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IA ORCHARD HOTELS SOMERSET, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS SOMERSET TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS ALBUQUERQUE, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS ALBUQUERQUE TRS, L.L.C., a Delaware limited liability company

By:	Inland Amaerican Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

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IA ORCHARD HOTELS HAUPPAUGE, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS HAUPPAUGE TRS, L.L.C., a Delaware limited liability company

By:	Inland Amaerican Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

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IA ORCHARD HOTELS WESTBURY, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS WESTBURY TRS, L.L.C., a Delaware limited liability company

By:	Inland Amaerican Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

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IA ORCHARD HOTELS SOLON, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS SOLON TRS, L.L.C., a Delaware limited liability company

By:	Inland Amaerican Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

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IA ORCHARD HOTELS NASHVILLE, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS NASHVILLE TRS, L.L.C., a Delaware limited liability company

By:	Inland Amaerican Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

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IA ORCHARD HOTELS ADDISON LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Addison GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS ADDISON TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Addison TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

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IA ORCHARD HOTELS BROWNSVILLE LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Addison GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS BROWNSVILLE TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Addison TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

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IA ORCHARD HOTELS DALLAS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Addison GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS DALLAS TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Dallas GP, L.L.C.,a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

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IA ORCHARD HOTELS FORT WORTH LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Addison GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS FORT WORTH TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Fort Worth TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

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IA ORCHARD HOTELS HARLINGEN LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Addison GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS HARLINGEN TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Fort Worth TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

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IA ORCHARD HOTELS HOUSTON 9965 WESTHEIMER LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 9965 Westheimer GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS HOUSTON 9965 WESTHEIMER TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 9965 Westheimer TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

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IA ORCHARD HOTELS HOUSTON 9975 WESTHEIMER LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 9975 Westheimer GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS HOUSTON 9975 WESTHEIMER TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 9975 Westheimer TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

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IA ORCHARD HOTELS HOUSTON 2929 WESTPARK LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 2929 Westpark GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS HOUSTON 2929 WESTPARK TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 2929 Westpark TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

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IA ORCHARD HOTELS HOUSTON 2939 WESTPARK LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 2939 Westpark GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS HOUSTON 2939 WESTPARK TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 2939 Westpark TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

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IA ORCHARD HOTELS IRVING LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Irving GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS IRVING TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Irving TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

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IA ORCHARD HOTELS VIENNA, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS VIENNA TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

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IA ORCHARD HOTELS FEDERAL WAY, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

IA ORCHARD HOTELS FEDERAL WAY TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust

Title: Treasurer

PRINCIPAL:

INLAND AMERICAN REAL ESTATE TRUST, INC., a Maryland corporation

By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer